UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 6, 2025

Altaba Inc.

(Exact name of registrant as specified in its charter)

Delaware	811-23264	77-0398689
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 278, Commack, New York		11725
(Address of principal executive offices)		(Zip Code)

Registrants telephone number, including area code (646) 679-2000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a- 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

Unaudited Statement of Assets and Liabilities

On May 6, 2025, Altaba Inc., a Delaware corporation, published its unaudited consolidated statement of assets and liabilities for the quarter ended March 31, 2025. The unaudited consolidated statement of assets and liabilities is attached hereto as Exhibit 99.1.

The information disclosed under this Item 2.02 is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 8.01. Other Events.

Altaba Inc. (“Altaba” or the “Fund”) today announced that the Board approved a liquidating distribution of $0.20 per share of the Fund’s common stock, par value $0.001 per share, or $103,902,273 in the aggregate (the “Liquidating Distribution”), which will be payable on May 19, 2025.

As previously announced, at a special meeting of stockholders held on June 27, 2019, stockholders of the Fund approved a Plan of Complete Liquidation and Dissolution (the “Plan”), pursuant to which, the Fund filed a certificate of dissolution with the Secretary of State of the State of Delaware to dissolve the Fund on October 4, 2019.

On May 28, 2020, the Fund commenced court-supervised wind-up proceedings pursuant to Sections 280 and 281(a) of the General Corporation Law of the State of Delaware (the “DGCL”) before the Court of Chancery of the State of Delaware (the “Chancery Court”), pursuant to which the Chancery Court adjudicated under Section 280 of the DGCL the holdback amounts required to be retained by the Fund in respect of all known, unknown and contingent claims against the Fund other than those involving the United States Internal Revenue Service (the “IRS”) (the “Chancery Action”).

On June 18, 2020, the United States Department of Justice (the “DOJ”), on behalf of the IRS, filed a Notice of Removal in the Chancery Court removing claims of the IRS in the Chancery Action to the United States District Court for the District of Delaware (the “District of Delaware”). The Fund, together with the DOJ, filed with the District of Delaware a Joint Motion Regarding Claims Raised by Claimant the Internal Revenue Service, following which the District of Delaware entered an order on October 26, 2020 (the “Order”) establishing a separate account in the Fund’s name with the purpose of holding an agreed upon amount as security for the claims asserted by the IRS (the “Agreed Security Amount”). During the fourth quarter of 2024 and the first quarter of 2025, the IRS approved a reduction to the Agreed Security Amount for a total of approximately $30 million that allowed the Fund to make a distribution of such amount.

The aggregate amount approved by the Board for distribution in the Liquidating Distribution includes certain state and city income tax refunds received by the Company, certain holdback amounts with respect to user security liabilities that were determined to no longer be needed and net excess interest earned on the Company’s investment portfolio, which in the aggregate, totaled approximately $74 million.

The Liquidating Distribution represents a partial distribution of the remaining assets of the Fund. Further information regarding the amount and timing of any subsequent liquidating distributions to stockholders will be provided in subsequent press releases or filings with the SEC as such information becomes available.

A copy of the press release issued by the Fund on May 6, 2025 announcing the Liquidating Distribution is filed herewith as Exhibit 99.2 and is incorporated herein by reference.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING INFORMATION

This document contains forward-looking statements concerning the Fund’s liquidation and dissolution pursuant to the Plan. Without limiting the foregoing, words or phrases such as “will likely result,” “are expected to,” “will continue,” “anticipate,” “estimate,” “project,” “believe,” “intend” or similar expressions are intended to identify forward-looking statements. These statements are not statements of historical facts and do not reflect historical information. Forward-looking statements are subject to numerous risks and uncertainties and actual results may differ materially from those statements. Such risks and uncertainties relate to, among other things: the availability, timing and amount of liquidating distributions; the amounts that will need to be set aside by the Fund; the adequacy of such reserves to satisfy the Fund’s obligations; the ability of the Fund to favorably resolve certain potential tax claims, litigation matters and other unresolved contingent liabilities of the Fund; the application of, and any changes in, applicable tax laws, regulations, administrative practices, principles and interpretations; and the incurrence by the Fund of expenses relating to the liquidation and dissolution. Further information regarding the risks, uncertainties and other factors that could cause actual results to differ from the results in these forward-looking statements are discussed under the section “Principal Risks” in the certified shareholder report of registered management investment companies we filed with the SEC on February 13, 2025. Please carefully consider these factors, as well as other information contained in the Proxy Statement, and in the Fund’s periodic reports and documents filed with the SEC. The forward-looking statements included in this document are made only as of the date hereof.

The Fund does not undertake any obligation to update or supplement such forward-looking statements to reflect events or circumstances after the date hereof, except as required by law. Because the Fund is an investment company, the forward-looking statements and projections in this press release are excluded from the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 99.1	Altaba Inc. unaudited statement of assets and liabilities

Exhibit 99.2	Press Release of Altaba Inc., issued on May 6, 2025

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTABA INC.

Date: May 6, 2025	By:	/s/ Alexi A. Wellman
	Name:	Alexi A. Wellman
	Title:	Principal Executive, Financial and Accounting Officer